EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

Second Quarter 2022

All information included in this financial supplement is unaudited.
.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

2Q 2022 Financial Supplement	2

Consolidated Financials
and Key Metrics

2Q 2022 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	Change	6/30/2021	6/30/2022	Change

Net income (loss)	$223	$765	$388	$639	$1,773	695.1%	$(1,177)	$2,412	304.9%
Net income (loss) attributable to the noncontrolling interest	(100)	(93)	(134)	(66)	(45)	55.0%	(188)	(111)	41.0%
Net income (loss) attributable to Holdings	$123	$672	$254	$573	$1,728	N/M	$(1,365)	$2,301	268.6%

Non-GAAP Operating Earnings (1)	$758	$818	$649	$548	$526	(30.7)%	$1,358	$1,074	(20.9)%

Total equity attributable to Holdings' shareholders	$11,732	$11,680	$11,519	$7,954	$5,589	(52.4)%	$11,732	$5,589	(52.4)%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	—%	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	10,170	10,118	9,957	6,392	4,027	(60.4)%	10,170	4,027	(60.4)%
Less: Accumulated other comprehensive income (loss)	1,983	1,876	2,004	(1,787)	(5,548)	(379.8)%	1,983	(5,548)	(379.8)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,187	$8,242	$7,953	$8,179	$9,575	17.0%	$8,187	$9,575	17.0%

Return on Equity (ex. AOCI) - TTM	(35.5)%	(22.7)%	(6.3)%	18.9%	37.1%		(35.5)%	37.1%
Non-GAAP Operating ROE (1)	26.8%	32.4%	33.5%	33.1%	29.0%		26.8%	29.0%

Debt to capital:
Debt to Capital (ex. AOCI)	28.2%	28.1%	28.7%	28.3%	25.6%		28.2%	25.6%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$0.23	$1.59	$0.56	$1.43	$4.47	N/M	$(3.27)	$5.86	279.0%
Non-GAAP Operating Earnings (1)	$1.71	$1.94	$1.54	$1.36	$1.31	(23.2)%	$3.07	$2.68	(12.9)%
Book value per common share	$24.20	$25.00	$25.45	$16.64	$10.69	(55.8)%	$24.20	$10.69	(55.8)%
Book value per common share (ex. AOCI)	$19.48	$20.37	$20.33	$21.29	$25.41	30.4%	$19.48	$25.41	30.4%

Weighted-average common shares outstanding:
Basic	424.2	411.3	400.4	388.6	378.9	(10.7)%	429.2	383.7	(10.6)%
Diluted	428.3	414.6	404.3	391.7	380.6	(11.1)%	429.2	386.1	(10.0)%

Ending common shares outstanding	420.2	404.7	391.2	384.2	376.8	(10.3)%	420.2	376.8	(10.3)%

Return to common shareholders:
Common stock dividend	$76	$74	$72	$70	$75		$150	$145
Repurchase of common shares (3)	279	460	468	279	220		709	499
Total capital returned to common shareholders	$355	$534	$540	$349	$295		$859	$644

Market Values:
S&P 500	4,298	4,308	4,766	4,530	3,785	(11.9)%	4,298	3,785	(11.9)%
US 10-Year Treasury	1.5%	1.5%	1.5%	2.3%	3.0%		1.5%	3.0%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Fourth quarter 2021 repurchase of common shares includes $112 million accelerated from first quarter 2022.

2Q 2022 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	Change	6/30/2021	6/30/2022	Change

Revenues
Policy charges and fee income	$939	$867	$882	$840	$813	(13.4)%	$1,888	$1,653	(12.4)%
Premiums	241	230	231	247	238	(1.2)%	499	485	(2.8)%
Net derivative gains (losses)	(1,199)	(185)	(535)	821	2,229	285.9%	(3,745)	3,050	181.4%
Net investment income (loss)	1,033	997	932	804	711	(31.2)%	1,917	1,515	(21.0)%
Investment gains (losses), net	420	163	101	(326)	(232)	(155.2)%	604	(558)	(192.4)%
Investment management and service fees	1,318	1,323	1,497	1,355	1,197	(9.2)%	2,575	2,552	(0.9)%
Other income	198	220	210	203	212	7.1%	365	415	13.7%
Total revenues	2,950	3,615	3,318	3,944	5,168	75.2%	4,103	9,112	122.1%

Benefits and other deductions
Policyholders’ benefits	828	751	700	1,060	914	10.4%	1,767	1,974	11.7%
Interest credited to policyholders’ account balances	309	305	314	315	309	—%	600	624	4.0%
Compensation and benefits	568	614	598	595	518	(8.8)%	1,148	1,113	(3.0)%
Commissions and distribution related payments	397	436	447	422	394	(0.8)%	779	816	4.7%
Interest expense	51	59	60	47	50	(2.0)%	125	97	(22.4)%
Amortization of deferred policy acquisition costs	106	64	136	181	160	50.9%	193	341	76.7%
Other operating costs and expenses	447	456	598	537	583	30.4%	1,055	1,120	6.2%
Total benefits and other deductions	2,706	2,685	2,853	3,157	2,928	8.2%	5,667	6,085	7.4%

Income (loss) from operations, before income taxes	244	930	465	787	2,240	818.0%	(1,564)	3,027	293.5%
Income tax (expense) benefit	(21)	(165)	(77)	(148)	(467)	N/M	387	(615)	(258.9)%
Net income (loss)	223	765	388	639	1,773	695.1%	(1,177)	2,412	304.9%
Less: net (income) loss attributable to the noncontrolling interest	(100)	(93)	(134)	(66)	(45)	55.0%	(188)	(111)	41.0%
Net income (loss) attributable to Holdings	$123	$672	$254	$573	$1,728	N/M	$(1,365)	$2,301	268.6%
Less: Preferred stock dividends	(26)	(14)	(26)	(14)	(26)	—%	(39)	(40)	(2.6)%
Net income (loss) available to Holdings' common shareholders	$97	$658	$228	$559	$1,702	N/M	$(1,404)	$2,261	261.0%

Adjustments related to:
Variable annuity product features	$1,193	$172	$513	$(601)	$(1,924)		$3,460	$(2,525)
Investment gains (losses), net	(420)	(164)	(100)	326	231		(603)	557
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	26	27	33	19	19		60	38
Other adjustments (1) (2) (3)	7	141	45	220	148		531	368
Income tax (expense) benefit related to above adjustments	(171)	(35)	(103)	8	321		(726)	329
Non-recurring tax items	—	5	7	3	3		1	6
Non-GAAP Operating earnings (4)	$758	$818	$649	$548	$526		$1,358	$1,074

Notes:
(1) Includes Separation Costs of $16 million and $37 million for the three months and six months ended June 30, 2021, respectively. Separation costs were completed during 2021.
(2) Includes certain gross legal expenses related to the cost of insurance litigation of $107 million and $0 million, $166 million and $180 million for the three and six months ended June 30, 2022 and 2021, respectively. Includes policyholder benefit costs of $0 million and $75 million for the three and six months ended June 30, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market.
(3) Includes Non-GMxB related derivative hedge losses of ($38) million, ($100) million, ($40) million and $144 million for the three and six months ended June 30, 2022 and 2021, respectively.
(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial
and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

2Q 2022 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022

Assets
Total investments	$100,467	$102,007	$105,111	$98,776	$93,216
Cash and cash equivalents	5,761	5,255	5,188	5,713	5,109
Cash and securities segregated, at fair value	1,073	909	1,504	1,693	1,747
Broker-dealer related receivables	2,474	2,639	2,599	2,744	2,666
Deferred policy acquisition costs	4,838	5,366	5,491	6,592	7,541
Goodwill and other intangible assets, net	4,739	4,734	4,728	4,723	4,721
Amounts due from reinsurers	14,462	14,801	14,679	14,060	13,758
GMIB reinsurance contract asset, at fair value	2,026	1,937	1,848	1,582	1,498
Current and deferred income taxes	428	293	195	1,111	1,674
Other assets	4,149	4,545	3,613	3,852	4,787
Assets held-for-sale	—	—	—	—	—
Separate Accounts assets	145,565	142,093	147,306	136,812	116,765
Total assets	$285,982	$284,579	$292,262	$277,658	$253,482

Liabilities
Policyholders’ account balances	$75,169	$75,909	$79,357	$79,549	$78,766
Future policy benefits and other policyholders’ liabilities	36,835	37,184	36,717	35,165	34,717
Broker-dealer related payables	1,643	1,087	1,283	1,992	612
Customers related payables	2,942	3,153	3,600	3,684	3,821
Amounts due to reinsurers	1,377	1,466	1,381	1,331	1,353
Short-term and long-term debt	3,920	3,839	3,931	4,044	4,085
Income taxes payable	—	—	—	—	—
Notes issued by consolidated variable interest entities, at fair value using the fair value option	746	1,190	1,191	1,182	1,150
Other liabilities	4,439	5,343	3,933	4,030	4,866
Liabilities held-for-sale	—	—	—	—	—
Separate Accounts liabilities	145,565	142,093	147,306	136,812	116,765
Total liabilities	272,636	271,264	278,699	267,789	246,135
Redeemable noncontrolling interest	42	143	468	386	348

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	5	5	4	4	4
Additional paid-in capital	1,980	1,917	1,919	1,933	1,918
Treasury shares	(2,537)	(2,537)	(2,850)	(3,070)	(3,065)
Retained earnings	8,739	8,857	8,880	9,312	10,718
Accumulated other comprehensive income (loss)	1,983	1,876	2,004	(1,787)	(5,548)
Total equity attributable to Holdings	11,732	11,680	11,519	7,954	5,589
Noncontrolling interest	1,572	1,492	1,576	1,529	1,410
Total equity	13,304	13,172	13,095	9,483	6,999
Total liabilities, redeemable noncontrolling interest and equity	$285,982	$284,579	$292,262	$277,658	$253,482

2Q 2022 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	82	1	92	204	245
Total short-term debt	82	1	92	204	245

Total long-term debt	3,838	3,838	3,839	3,840	3,840

Total short-term and long-term debt: [A]	$3,920	$3,839	$3,931	$4,044	$4,085

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	$5	$5	$4	$4	$4
Additional paid-in capital	1,980	1,917	1,919	1,933	1,918
Treasury stock, at cost	(2,537)	(2,537)	(2,850)	(3,070)	(3,065)
Retained earnings	8,739	8,857	8,880	9,312	10,718
Accumulated other comprehensive income (loss)	1,983	1,876	2,004	(1,787)	(5,548)
Total equity attributable to Holdings	11,732	11,680	11,519	7,954	5,589
Noncontrolling interest	1,572	1,492	1,576	1,529	1,410
Total equity	$13,304	$13,172	$13,095	$9,483	$6,999

Total equity attributable to Holdings, (ex. AOCI): [B]	$9,749	$9,804	$9,515	$9,741	$11,137

Capital:
Total capitalization (3)	$15,570	$15,518	$15,358	$11,794	$9,429
Total capitalization (ex. AOCI): [A+B] (3)	$13,587	$13,642	$13,354	$13,581	$14,977

Debt to capital:
Debt to capital (ex. AOCI) (2)	28.2%	28.1%	28.7%	28.3%	25.6%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	428.3	420.2	404.7	391.2	384.2
Repurchases	(7.1)	—	(9.6)	(7.9)	—
Retirements	(1.1)	(15.6)	(4.0)	(0.7)	(7.6)
Issuances	0.1	0.1	0.1	1.6	0.2
Ending basic common shares outstanding	420.2	404.7	391.2	384.2	376.8
Total potentially dilutive shares	—	—	—	3.1	2.3
Ending common shares outstanding - maximum potential dilution	420.2	404.7	391.2	387.3	379.1
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

2Q 2022 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended June 30, 2022
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$373	$83	$—	$525	$70	$1,051
Net investment income (loss)	288	163	(26)	252	134	811
Net derivative gains (losses)	210	(7)	22	(5)	26	246
Investment management, service fees and other income	151	62	1,007	64	120	1,404
Segment revenues	1,022	301	1,003	836	350	3,512
Benefits and other deductions
Policyholders’ benefits	374	—	—	429	150	953
Interest credited to policyholders’ account balances	78	72	—	122	37	309
Commissions and distribution related payments	67	16	159	45	107	394
Amortization of deferred policy acquisition costs	86	7	—	29	9	131
Compensation, benefits and other operating costs and expenses	79	45	619	86	98	927
Interest expense and financing fees	—	—	4	—	52	56
Segment benefits and other deductions	684	140	782	711	453	2,770
Operating earnings (loss), before income taxes	338	161	221	125	(103)	742
Income Taxes	(64)	(30)	(40)	(24)	19	(139)
Operating earnings (loss), before noncontrolling interest	274	131	181	101	(84)	603
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(80)	—	3	(77)
Operating earnings (loss)	$274	$131	$101	$101	$(81)	$526

	Three Months Ended June 30, 2021
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$496	$91	$—	$507	$86	$1,180
Net investment income (loss)	351	195	12	271	200	1,029
Net derivative gains (losses)	(69)	(5)	(11)	(10)	(15)	(110)
Investment Management, service fees and other income	201	65	1,071	64	115	1,516
Segment revenues	979	346	1,072	832	386	3,615
Benefits and other deductions
Policyholders’ benefits	163	—	—	469	150	782
Interest credited to policyholders’ account balances	67	75	—	134	33	309
Commissions and distribution related payments	75	16	168	42	96	397
Amortization of deferred policy acquisition costs	73	8	—	33	3	117
Compensation, benefits and other operating costs and expenses	99	40	629	78	60	906
Interest Expense and Financing Fees	—	—	—	—	57	57
Segment benefits and other deductions	477	139	797	756	399	2,568
Operating earnings (loss), before income taxes	502	207	275	76	(13)	1,047
Income Taxes	(88)	(36)	(49)	(13)	(2)	(188)
Operating earnings (loss), before noncontrolling interest	414	171	226	63	(15)	859
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(100)	—	(1)	(101)
Operating earnings (loss)	$414	$171	$126	$63	$(16)	$758

2Q 2022 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Six Months Ended June 30, 2022
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$767	$177	$—	$1,039	$155	$2,138
Net investment income (loss)	585	343	(49)	524	284	1,687
Net derivative gains (losses)	374	(12)	42	(5)	33	432
Investment Management, service fees and other income	318	127	2,145	129	252	2,971
Segment revenues	2,044	635	2,138	1,687	724	7,228
Benefits and other deductions
Policyholders’ benefits	698	—	—	950	292	1,940
Interest credited to policyholders’ account balances	154	150	—	250	70	624
Commissions and distribution related payments	147	31	335	86	217	816
Amortization of deferred policy acquisition costs	183	23	—	64	19	289
Compensation, benefits and other operating costs and expenses	167	87	1,294	170	208	1,926
Interest expense and financing fees	—	—	4	—	105	109
Segment benefits and other deductions	1,349	291	1,633	1,520	911	5,704
Operating earnings (loss), before income taxes	695	344	505	167	(187)	1,524
Income Taxes	(128)	(63)	(86)	(31)	36	(272)
Operating earnings (loss), before noncontrolling interest	567	281	419	136	(151)	1,252
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(182)	—	4	(178)
Operating earnings (loss)	$567	$281	$237	$136	$(147)	$1,074

	Six Months Ended June 30, 2021
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,018	$177	$—	$1,011	$181	$2,387
Net investment income (loss)	676	375	12	533	343	1,939
Net derivative gains (losses)	(128)	(5)	(9)	(11)	(25)	(178)
Investment Management, service fees and other income	393	128	2,073	125	221	2,940
Segment revenues	1,959	675	2,076	1,658	720	7,088
Benefits and other deductions
Policyholders’ benefits	369	—	—	978	321	1,668
Interest credited to policyholders’ account balances	135	150	—	257	58	600
Commissions and distribution related payments	156	29	330	76	188	779
Amortization of deferred policy acquisition costs	151	13	—	59	(3)	220
Compensation, benefits and other operating costs and expenses	211	95	1,209	163	145	1,823
Interest Expense and Financing Fees	—	—	1	—	115	116
Segment benefits and other deductions	1,022	287	1,540	1,533	824	5,206
Operating earnings (loss), before income taxes	937	388	536	125	(104)	1,882
Income Taxes	(160)	(66)	(93)	(21)	13	(327)
Operating earnings (loss), before noncontrolling interest	777	322	443	104	(91)	1,555
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(196)	—	(1)	(197)
Operating earnings (loss)	$777	$322	$247	$104	$(92)	$1,358

2Q 2022 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022

Assets Under Management

AB AUM
Total AB	$738.4	$742.2	$778.6	$735.4	$646.8
Exclusion for General Account and other Affiliated Accounts	(76.7)	(77.4)	(79.7)	(75.1)	(69.4)
Exclusion for Separate Accounts	(44.4)	(43.6)	(48.8)	(45.3)	(38.4)
AB third party	$617.3	$621.2	$650.1	$615.0	$539.0

Total company AUM
AB third party	$617.3	$621.2	$650.1	$615.0	$539.0
General Account and other Affiliated Accounts (1) (3)	106.2	107.3	110.3	104.5	98.3
Separate Accounts (2) (3)	145.6	142.1	147.3	136.8	116.8
Total AUM	$869.1	$870.6	$907.7	$856.3	$754.1

Total Assets Under Administration (AUA) (4)	$75.4	$77.4	$83.3	$79.3	$70.8

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,314	4,263	4,382	4,252	4,166

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022, Separate Account and General Account AUM is inclusive of $16.9 billion, $63 million, $16.3 billion, $64 million, $16.6 billion, $61 million, $15.1 billion, $60 million, $12.7 billion and $60 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(4) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other.

2Q 2022 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	Change	6/30/2021	6/30/2022	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$2,753	$2,801	$3,043	$2,802	$3,054	10.9%	$5,139	$5,856	14.0%
Renewal premium and deposits	90	83	68	84	89	(1.2)%	173	173	(0.3)%
Total Gross Premiums	$2,843	$2,884	$3,111	$2,886	$3,143	10.6%	$5,312	$6,029	13.5%

Group Retirement
First year premiums and deposits	$352	$364	$452	$879	$476	35.1%	$685	$1,355	98.0%
Renewal premium and deposits	628	485	626	623	657	4.7%	1,227	1,280	4.3%
Total Gross Premiums	$980	$849	$1,078	$1,502	$1,133	15.6%	$1,912	$2,635	37.8%

Protection Solutions
First year premiums and deposits	$100	$95	$133	$116	$99	(0.5)%	$198	$215	8.7%
Renewal premium and deposits (1)	648	659	668	662	661	2.0%	1,312	1,323	0.9%
Total Gross Premiums (1)	$748	$754	$801	$778	$760	1.7%	$1,510	$1,538	1.9%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$17.6	$2.6	$6.6	$14.3	$3.3	(81.3)%	$22.5	$17.6	(21.8)%
Retail	23.8	25.6	27.6	20.6	17.3	(27.3)%	46.9	37.9	(19.2)%
Private Wealth	3.6	4.1	5.2	6.0	3.3	(8.3)%	9.0	9.3	3.3%
Firmwide Gross Sales	$45.0	$32.3	$39.4	$40.9	$23.9	(46.9)%	$78.4	$64.8	(17.3)%

Gross sales by investment service
Equity Active	$18.3	$17.2	$21.8	$17.3	$11.4	(37.7)%	$33.9	$28.7	(15.3)%
Equity Passive (2)	0.4	0.5	0.3	0.2	1.1	175.0%	0.6	1.3	116.7%
Fixed Income - Taxable	16.3	8.8	7.4	7.1	4.0	(75.5)%	28.7	11.1	(61.3)%
Fixed Income - Tax-Exempt	3.2	3.3	3.6	4.0	5.2	62.5%	6.7	9.2	37.3%
Fixed Income Passive (2)	0.8	0.4	3.4	(0.1)	—	(100.0)%	0.8	(0.1)	(112.5)%
Alternatives/Multi-Asset Solutions (3)	6.0	2.1	2.9	12.4	2.2	(63.3)%	7.7	14.6	89.6%
Firmwide Gross Sales	$45.0	$32.3	$39.4	$40.9	$23.9	(46.9)%	$78.4	$64.8	(17.3)%

Notes:

(1) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals. This resulted in a change for gross written premiums from $1,033 to $778.
(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services not included in equity or fixed income services

2Q 2022 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

2Q 2022 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	Change	6/30/2021	6/30/2022	Change

Revenues
Policy charges, fee income and premiums	$496	$439	$410	$394	$373	(24.8)%	$1,018	$767	(24.7)%
Net investment income (loss)	351	296	315	297	288	(17.9)%	676	585	(13.5)%
Net derivative gains (losses)	(69)	77	(77)	164	210	404.3%	(128)	374	392.2%
Investment management, service fees and other income	201	186	180	167	151	(24.9)%	393	318	(19.1)%
Segment revenues	979	998	828	1,022	1,022	4.4%	1,959	2,044	4.3%

Benefits and other deductions
Policyholders’ benefits	163	272	79	324	374	129.4%	369	698	89.2%
Interest credited to policyholders’ account balances	67	70	71	76	78	16.4%	135	154	14.1%
Commissions and distribution-related payments	75	89	83	80	67	(10.7)%	156	147	(5.8)%
Amortization of deferred policy acquisition costs	73	88	64	97	86	17.8%	151	183	21.2%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	99	96	104	88	79	(20.2)%	211	167	(20.9)%
Segment benefits and other deductions	477	615	401	665	684	43.4%	1,022	1,349	32.0%

Operating earnings (loss), before income taxes	502	383	427	357	338	(32.7)%	937	695	(25.8)%
Income taxes	(88)	(67)	(76)	(64)	(64)	27.3%	(160)	(128)	20.0%
Operating earnings (loss), before noncontrolling interest	414	316	351	293	274	(33.8)%	777	567	(27.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$414	$316	$351	$293	$274	(33.8)%	$777	$567	(27.0)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$1,590	$1,535	$1,444	$1,374	$1,234	(22.4)%	$1,590	$1,234	(22.4)%

Average Account Value (TTM)	$113,609	$113,580	$112,208	$108,605	$105,062	(7.5)%	$113,609	$105,062	(7.5)%

Return on assets (TTM)	1.66%	1.61%	1.56%	1.54%	1.43%		1.66%	1.43%

Net flows (1)
Current Product Offering	$762	$702	$574	$665	$1,165	52.9%	$1,321	$1,830	38.5%
Legacy	(940)	(689)	(787)	(613)	(532)	43.5%	(2,015)	(1,144)	43.2%
Net flows	$(178)	$13	$(213)	$52	$634	456.2%	$(694)	$686	198.8%

First year premiums and deposits	$2,753	$2,801	$3,043	$2,802	$3,054	10.9%	$5,139	$5,856	14.0%

In-force Policy Count by Product (in thousands) (2):
Current Product Offering	564	568	571	573	578		564	578
Legacy	328	322	318	313	308		328	308
Total	892	890	889	886	886		892	886

Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and for the six months ended June 30, 2021 and 2022 were $(120) million, $(322) million, $(388) million, $(316) million, $(266) million, $(120) million and $(582) million, respectively.
(2) As of June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022, In-force Policy Count by Product presented on a gross basis includes 108 thousand, 107 thousand, 106 thousand, 104 thousand and 102 thousand ceded policies, respectively, related to the Venerable transaction.
-

2Q 2022 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	6/30/2021	6/30/2022

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$1,905	$1,910	$2,060	$1,926	$2,183	$3,657	$4,109
Retirement Cornerstone	454	531	597	481	390	823	871
Investment Edge	301	274	289	241	289	485	530
Other	93	86	97	154	192	174	346
Total First Year Premiums and Deposits	$2,753	$2,801	$3,043	$2,802	$3,054	$5,139	$5,856

First Year Premiums and Deposits by Guarantee:
Non-GMxB	$2,168	$2,186	$2,375	$2,231	$2,517	$4,087	$4,748
ROP death benefit only	203	160	161	109	81	382	190
Total non-GMxB & ROP death benefit only	2,371	2,346	2,536	2,340	2,598	4,469	4,938
Floating rate GMxB	381	455	500	395	332	668	727
Fixed rate GMxB	1	—	1	—	—	2	—
Other	—	—	6	67	124	—	191
Total First Year Premiums and Deposits	$2,753	$2,801	$3,043	$2,802	$3,054	$5,139	$5,856

Account Values
General Account:
Balance as of beginning of period	$32,259	$34,090	$35,590	$37,698	$37,874	$30,783	$37,698
Gross premiums and deposits (6)	1,760	2,137	1,898	1,831	2,221	3,148	4,052
Surrenders, withdrawals and benefits	(787)	(847)	(1,015)	(933)	(851)	(1,471)	(1,784)
Net flows (1)	973	1,290	883	898	1,370	1,677	2,268
Investment performance, interest credited and policy charges (1)	917	248	1,225	(722)	(3,670)	1,689	(4,392)
Ceded to Venerable (2)	(61)	—	—	—	—	(61)	—
Other (3) (4) (5)	2	(38)	—	—	—	2	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$34,090	$35,590	$37,698	$37,874	$35,574	$34,090	$35,574
Separate Accounts:
Balance as of beginning of period	$88,521	$74,345	$72,123	$74,206	$68,495	$86,607	$74,206
Gross premiums and deposits (6)	1,061	711	1,214	1,027	903	2,142	1,930
Surrenders, withdrawals and benefits	(2,212)	(1,988)	(2,310)	(1,873)	(1,639)	(4,513)	(3,512)
Net flows (1)	(1,151)	(1,277)	(1,096)	(846)	(736)	(2,371)	(1,582)
Investment performance, interest credited and policy charges (1)	3,786	(945)	3,179	(4,865)	(9,070)	6,920	(13,935)
Ceded to Venerable (2)	(16,866)	—	—	—	—	(16,866)	—
Other (3) (4) (5)	55	—	—	—	—	55	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$74,345	$72,123	$74,206	$68,495	$58,689	$74,345	$58,689
Total:
Balance as of beginning of period	$120,780	$108,435	$107,713	$111,904	$106,369	$117,390	$111,904
Gross premiums and deposits (5)	2,821	2,848	3,111	2,858	3,124	5,290	5,982
Surrenders, withdrawals and benefits	(2,999)	(2,835)	(3,324)	(2,806)	(2,490)	(5,984)	(5,296)
Net flows (1)	(178)	13	(213)	52	634	(694)	686
Investment performance, interest credited and policy charges (1)	4,703	(697)	4,404	(5,587)	(12,740)	8,609	(18,327)
Ceded to Venerable (2)	(16,927)	—	—	—	—	(16,927)	—
Other (3) (4)	57	(38)	—	—	—	57	—
Balance as of end of period	$108,435	$107,713	$111,904	$106,369	$94,263	$108,435	$94,263

Net Amount at Risk (NAR)
Total GMIB NAR	$3,820	$4,119	$3,910	$3,727	$4,232	$3,820	$4,232
Total GMDB NAR	9,002	9,569	8,987	10,856	15,214	9,002	15,214
Reserves (Net of Reinsurance)
GMIB Reserves	$4,606	$4,913	$4,613	$4,149	$3,977	$4,606	$3,977
GMDB Reserves	2,829	2,765	2,737	2,792	2,824	2,829	2,824
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$7,435	$7,678	$7,350	$6,941	$6,801	$7,435	$6,801
Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and for the six months ended June 30, 2021 and 2022 were $(120) million, $(322) million, $(388) million, $(316) million, $(266) million, $(120) million and $(582) million, respectively. Investment performance, interest credited and policy charges of $148 million, $(273) million, $714 million, $(1.2) billion, $(2.2) billion, $148 million and $(3.4) billion, for the three months ended June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022 and June 30, 2022 and for the six months ended June 30, 2021 and 2022, respectively, are not included as it excludes activity related to ceded AV to Venerable.

2Q 2022 Financial Supplement	14

(2) Effective June 1, 2021, AV excludes activity related to ceded AV to Venerable. In addition, roll-forward reflects the AV ceded to Venerable as of the transaction date. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(3) For the three months ended September 30, 2021, amounts reflect ($38) million transfer of policyholders account balances to future policyholder benefits and other policyholders liabilities related to structured settlement contracts.
(4) For the three months ended June 30, 2021, amounts reflect $57 million of AV transfer of a closed block of GMxB business from GR to IR.
(5) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

2Q 2022 Financial Supplement	15

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	Change	6/30/2021	6/30/2022	Change

Revenues
Policy charges, fee income and premiums	$91	$96	$98	$94	$83	(8.8)%	$177	$177	—%
Net investment income (loss)	195	189	188	180	163	(16.4)%	375	343	(8.5)%
Net derivative gains (losses)	(5)	(11)	(3)	(5)	(7)	(40.0)%	(5)	(12)	(140.0)%
Investment management, service fees and other income	65	69	71	65	62	(4.6)%	128	127	(0.8)%
Segment revenues	346	343	354	334	301	(13.0)%	675	635	(5.9)%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	75	77	76	78	72	(4.0)%	150	150	—%
Commissions and distribution-related payments	16	12	15	15	16	—%	29	31	6.9%
Amortization of deferred policy acquisition costs	8	(24)	11	16	7	(12.5)%	13	23	76.9%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	40	45	108	42	45	12.5%	95	87	(8.4)%
Segment benefits and other deductions	139	110	210	151	140	0.7%	287	291	1.4%

Operating earnings (loss), before income taxes	207	233	144	183	161	(22.2)%	388	344	(11.3)%
Income taxes	(36)	(41)	(27)	(33)	(30)	16.7%	(66)	(63)	4.5%
Operating earnings (loss), before noncontrolling interest	171	192	117	150	131	(23.4)%	322	281	(12.7)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$171	$192	$117	$150	$131	(23.4)%	$322	$281	(12.7)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$617	$680	$631	$630	$590	(4.4)	$617	$590	(4.4)%

Average Account Value (TTM) (1)	$43,068	$44,812	$46,075	$46,515	$45,232	5.0%	$43,068	$45,232	5.0%

Return on assets (TTM) (1)	1.71%	1.81%	1.66%	1.65%	1.59%		1.71%	1.59%

Net flows	$101	$(135)	$(109)	$523	$144	42.1%	$65	$667	922.8%

Gross premiums and deposits	$980	$849	$1,078	$1,502	$1,133	15.6%	$1,912	$2,635	37.8%

Notes:
(1) Amounts revised to include Mutual Fund AUA balances. Impact to average account value TTM for March 31 2021, June 30 2021, September 30 2021 and December 31 2021 are: $(260) million, $(307) million, $(343) million and $(383) million, respectively, and an impact on return on assets of (0.01)% per aforementioned periods.

2Q 2022 Financial Supplement	16

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	6/30/2021	6/30/2022

Sales Metrics
Gross premiums and deposits: (1)
First-year premiums and deposits	$352	$364	$452	$879	$476	$685	$1,355
Renewal premiums and deposits	628	485	626	623	657	1,227	1,280
Group Retirement premiums and deposits	$980	$849	$1,078	$1,502	$1,133	$1,912	$2,635

Gross premiums and deposits by market: (1)
Tax-exempt	$238	$228	$346	$219	$231	$442	$450
Corporate	106	128	97	89	62	226	151
Institutional	2	2	2	565	179	5	744
Other	6	6	7	6	4	12	10
Total First Year Premiums and Deposits	352	364	452	879	476	685	1,355
Tax-exempt	489	355	491	468	518	943	986
Corporate	93	91	92	103	94	190	197
Institutional	—	—	—	—	—	—	—
Other	46	39	43	52	45	94	97
Total renewal premiums and deposits	628	485	626	623	657	1,227	1,280
Group Retirement premiums and deposits by market	$980	$849	$1,078	$1,502	$1,133	$1,912	$2,635

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$12,924	$12,983	$13,042	$13,046	$13,171	$12,826	$13,046
Gross premiums and deposits	225	253	289	329	299	513	628
Surrenders, withdrawals and benefits	(251)	(276)	(373)	(270)	(256)	(529)	(526)
Net flows	(26)	(23)	(84)	59	43	(16)	102
Investment performance, interest credited and policy charges	87	82	88	66	26	175	92
Other (2)	(2)	—	—	—	—	(2)	—
Balance as of end of period	$12,983	$13,042	$13,046	$13,171	$13,240	$12,983	$13,240

Separate Accounts and Mutual Funds (3) (4) (5)
Balance as of beginning of period	$31,350	$33,316	$32,875	$34,763	$32,864	$29,930	$34,763
Gross premiums and deposits	755	596	789	1,173	834	1,399	2,007
Surrenders, withdrawals and benefits	(628)	(708)	(814)	(709)	(733)	(1,318)	(1,442)
Net flows	127	(112)	(25)	464	101	81	565
Investment performance, interest credited and policy charges	1,894	(329)	1,913	(2,363)	(5,038)	3,360	(7,401)
Other (2)	(55)	—	—	—	—	(55)	—
Balance as of end of period	$33,316	$32,875	$34,763	$32,864	$27,927	$33,316	$27,927

Total: (3) (4) (5)
Balance as of beginning of period	$44,274	$46,299	$45,917	$47,809	$46,035	$42,756	$47,809
Gross premiums and deposits	980	849	1,078	1,502	1,133	1,912	2,635
Surrenders, withdrawals and benefits	(879)	(984)	(1,187)	(979)	(989)	(1,847)	(1,968)
Net flows	101	(135)	(109)	523	144	65	667
Investment performance, interest credited and policy charges	1,981	(247)	2,001	(2,297)	(5,012)	3,535	(7,309)
Other (2)	(57)	—	—	—	—	(57)	—
Balance as of end of period	$46,299	$45,917	$47,809	$46,035	$41,167	$46,299	$41,167
Notes:
(1) Includes both AUM and AUA. Prior period amounts related to the premiums and deposits were revised to include Mutual Fund AUA. Gross premium and deposits revisions for the discrete periods of June 30, 2021, September 30, 2021 and December 31, 2021 are $52 million, $17 million, and $120 million, respectively.

(2) For the three months ended June 31, 2021, amounts reflect AV transfer of GMxB closed block business from GR to IR.

2Q 2022 Financial Supplement	17

(3) Prior period amounts related to the net flows were revised to include Mutual Fund AUA. Net Flow revisions for the discrete periods of June 30, 2021, September 30, 2021 and December 31, 2021 are $33 million, $1 million and $80 million, respectively.

(4) Prior period amounts related to Investment performance, interest credited and policy charges were revised to include Mutual Fund AUA. Investment performance, interest credited and policy charges revisions for the discrete periods of March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 are $11 million, $19 million, ($3 million) and $3 million, respectively.

(5) June 30, 2021 beginning balance revision of $297 million to reflect inclusion of December 31, 2020 year-end Mutual Fund AUA ending balance.

2Q 2022 Financial Supplement	18

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	Change	6/30/2021	6/30/2022	Change

Revenues
Net investment income (loss)	$12	$(2)	$3	$(23)	$(26)	(316.7)%	$12	$(49)	(508.3)%
Net derivative gains (losses)	(11)	2	(6)	20	22	300.0%	(9)	42	566.7%
Investment management, service fees and other income	1,071	1,093	1,264	1,138	1,007	(6.0)%	2,073	2,145	3.4%
Segment Revenues	1,072	1,093	1,261	1,135	1,003	(6.5)%	2,076	2,138	3.0%

Benefits and other deductions
Commissions and distribution-related payments	168	187	191	176	159	(5.4)%	330	335	1.5%
Compensation, benefits and other operating costs and expenses	629	622	676	675	619	(1.6)%	1,209	1,294	7.0%
Interest expense and financing fees	—	—	4	—	4	100.0%	1	4	300.0%
Total benefits and other deductions	797	809	871	851	782	(1.9)%	1,540	1,633	6.0%

Operating earnings (loss), before income taxes	275	284	390	284	221	(19.8)%	536	505	(5.9)%
Income taxes	(49)	(49)	(66)	(46)	(40)	18.4%	(93)	(86)	7.5%
Operating earnings (loss), before noncontrolling interest	226	235	324	238	181	(20.1)%	443	419	(5.5)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(100)	(101)	(141)	(102)	(80)	20.0%	(196)	(182)	7.1%
Operating earnings (loss)	$126	$134	$183	$136	$101	(20.2)%	$247	$237	(4.2)%

Summary Metrics

Adjusted operating margin (1)	31.7%	31.8%	38.5%	31.5%	27.7%		31.7%	29.7%

Net flows (in billions USD) (2)	$6.2	$7.2	$7.4	$11.4	$(2.7)		$11.5	$8.7

Total AUM (in billions USD)	$738.4	$742.2	$778.6	$735.4	$646.8		$738.4	$646.8

Ownership Structure of AB

Holdings and its subsidiaries	62.9%	63.2%	63.0%	63.0%	63.5%		62.9%	63.5%
AB Holding	36.3%	36.1%	36.2%	36.3%	35.7%		36.3%	35.7%
Unaffiliated holders	0.8%	0.7%	0.8%	0.7%	0.8%		0.8%	0.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	64.4%	64.7%	64.5%	64.5%	65.0%		64.4%	65.0%
EQH average economic interest	64.4%	64.6%	64.7%	64.5%	64.8%		64.3%	64.6%

Units of limited partnership outstanding (in millions)	272.0	270.9	271.5	271.8	269.4		272.0	269.4
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.
(2) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $1.3 billion for the second quarter of 2021 and $0.6 billion for the second quarter of 2022.

2Q 2022 Financial Supplement	19

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022

AUM Roll-forward
Balance as of beginning of period	$697.2	$738.4	$742.2	$778.6	$735.4
Sales/new accounts	45.0	32.3	39.4	40.9	23.9
Redemptions/terminations	(32.4)	(21.5)	(25.7)	(24.6)	(22.6)
Cash flow/unreinvested dividends	(6.4)	(3.6)	(6.3)	(4.9)	(4.0)
Net long-term (outflows) inflows	6.2	7.2	7.4	11.4	(2.7)
Adjustment (3)	—	—	—	—	(0.4)
Market appreciation (depreciation)	35.0	(3.4)	29.0	(54.6)	(85.5)
Net change	41.2	3.8	36.4	(43.2)	(88.6)
Balance as of end of period	$738.4	$742.2	$778.6	$735.4	$646.8

Ending Assets by distribution channel
Institutions	$329.1	$327.5	$337.1	$325.9	$290.5
Retail	293.7	298.8	319.9	292.6	251.0
Private Wealth	115.6	115.9	121.6	116.9	105.3
Total	$738.4	$742.2	$778.6	$735.4	$646.8

Ending Assets by investment service
Equity
Actively Managed	$256.7	$260.3	$287.6	$265.2	$223.2
Passively Managed (1)	69.5	69.1	71.6	66.2	55.7
Total Equity	$326.2	$329.4	$359.2	$331.4	$278.9
Fixed Income
Actively Managed	$306.3	$306.2	$303.4	$280.8	$254.7
Passively Managed (1)	9.3	9.5	13.2	12.7	12.3
Total Fixed Income	315.6	315.7	316.6	293.5	267.0
Total Alternatives/Multi-Asset Solutions (2)	96.6	97.1	102.8	110.5	100.9
Total	$738.4	$742.2	$778.6	$735.4	$646.8

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Approximately $0.4 billion of Institutional AUM was removed from our total assets under management during the second quarter of 2022 due to a change in the fee structure.

2Q 2022 Financial Supplement	20

Investment Management and Research - Net Flows
	For the Three Months Ended					Six Months Ended or As of
(in billions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	6/30/2021	6/30/2022
Net Flows by Distribution Channel
Institutions
US	$(1.9)	$1.8	$(2.0)	$0.4	$0.6	$(3.6)	$1.0
Global and Non-US	2.8	(1.6)	2.4	9.8	0.1	5.3	9.9
Total Institutions	$0.9	$0.2	$0.4	$10.2	$0.7	$1.7	$10.9
Retail
US	$5.2	$7.0	$9.4	$4.2	$2.3	$8.8	$6.5
Global and Non-US	—	(0.4)	(3.1)	(5.2)	(4.6)	(0.9)	(9.8)
Total Retail	$5.2	$6.6	$6.3	$(1.0)	$(2.3)	$7.9	$(3.3)
Private Wealth
US	$(0.7)	$(0.3)	$(0.4)	$1.4	$(1.1)	$0.2	$0.3
Global and Non-US	0.8	0.7	1.1	0.8	—	1.7	0.8
Total Private Wealth	$0.1	$0.4	$0.7	$2.2	$(1.1)	$1.9	$1.1
Total Net Flows by Distribution Channel	$6.2	$7.2	$7.4	$11.4	$(2.7)	$11.5	$8.7
Net Flows by Investment Service
Equity Active
US	$4.3	$4.7	$4.8	$4.7	$0.8	$6.3	$5.5
Global and Non-US	1.3	0.1	3.1	(0.1)	(0.5)	3.0	(0.6)
Total Equity Active	$5.6	$4.8	$7.9	$4.6	$0.3	$9.3	$4.9
Equity Passive (1)
US	$(1.1)	$(0.5)	$(3.2)	$(0.7)	$0.5	$(2.7)	$(0.2)
Global and Non-US	(0.6)	0.2	(0.3)	(1.1)	(0.7)	(1.0)	(1.8)
Total Equity Passive (1)	$(1.7)	$(0.3)	$(3.5)	$(1.8)	$(0.2)	$(3.7)	$(2.0)
Fixed Income - Taxable (3)
US	$(2.6)	$2.2	$(0.9)	$0.3	$(1.3)	$(2.3)	$(1.0)
Global and Non-US	(2.7)	(2.1)	(3.1)	(5.0)	(4.3)	(3.7)	(9.3)
Total Fixed Income - Taxable	$(5.3)	$0.1	$(4.0)	$(4.7)	$(5.6)	$(6.0)	$(10.3)
Fixed Income - Tax-Exempt
US	$1.5	$1.5	$1.4	$1.0	$0.6	$3.1	$1.6
Global and Non-US	—	—	—	—	0.1	—	0.1
Total Fixed Income - Tax-Exempt	$1.5	$1.5	$1.4	$1.0	$0.7	$3.1	$1.7
Fixed Income - Passive (1)
US	$0.1	$0.3	$3.8	$(0.2)	$0.5	$0.3	$0.3
Global and Non-US	0.8	(0.1)	(0.2)	0.6	0.2	0.8	0.8
Total Fixed Income - Passive (1)	$0.9	$0.2	$3.6	$0.4	$0.7	$1.1	$1.1
Alternatives/Multi-Asset Solutions (2)
US	$0.4	$0.3	$1.1	$0.9	$0.5	$0.7	$1.4
Global and Non-US	4.8	0.6	0.9	11.0	0.9	7.0	11.9
Total Alternatives/Multi-Asset Solutions (2)	$5.2	$0.9	$2.0	$11.9	$1.4	$7.7	$13.3
Total Net Flows by Investment Service	$6.2	$7.2	$7.4	$11.4	$(2.7)	$11.5	$8.7
Active vs. Passive Net Flows
Actively Managed
Equity	$5.6	$4.8	$7.9	$4.6	$0.3	$9.3	$4.9
Fixed Income (3) (4)	(3.8)	1.6	(2.6)	(3.7)	(4.8)	(2.9)	(8.6)
Alternatives/Multi-Asset Solutions (2)	4.9	0.3	1.1	11.3	1.1	6.8	12.4
Total (4)	$6.7	$6.7	$6.4	$12.2	$(3.4)	$13.2	$8.7
Passively Managed (1)
Equity (4)	$(1.7)	$(0.3)	$(3.5)	$(1.8)	$(0.3)	$(3.7)	$(2.0)
Fixed Income	0.9	0.2	3.6	0.4	0.7	1.1	1.1
Alternatives/Multi-Asset Solutions (2)	0.3	0.6	0.9	0.6	0.3	0.9	0.9
Total (4)	$(0.5)	$0.5	$1.0	$(0.8)	$0.7	$(1.7)	$—
Total Active vs Passive Net Flows	$6.2	$7.2	$7.4	$11.4	$(2.7)	$11.5	$8.7
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $1.3 billion for the second quarter of 2021 and $0.6 billion for the second quarter of 2022.
(4) AB line item does not cross foot for the six months ended 2022 due to rounding.

2Q 2022 Financial Supplement	21

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	Change	6/30/2021	6/30/2022	Change

Revenues
Policy charges, fee income and premiums	$507	$482	$523	$514	$525	3.6%	$1,011	$1,039	2.8%
Net investment income (loss)	271	294	275	272	252	(7.0)%	533	524	(1.7)%
Net derivative gains (losses)	(10)	(7)	(2)	—	(5)	50.0%	(11)	(5)	54.5%
Investment management, service fees and other income	64	69	66	65	64	—%	125	129	3.2%
Segment revenues	832	838	862	851	836	0.5%	1,658	1,687	1.7%

Benefits and other deductions
Policyholders’ benefits	469	392	480	521	429	(8.5)%	978	950	(2.9)%
Interest credited to policyholders’ account balances	134	126	133	128	122	(9.0)%	257	250	(2.7)%
Commissions and distribution-related payments	42	44	50	41	45	7.1%	76	86	13.2%
Amortization of deferred policy acquisition costs	33	4	30	35	29	(12.1)%	59	64	8.5%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	78	78	104	84	86	10.3%	163	170	4.3%
Segment benefits and other deductions	756	644	797	809	711	(6.0)%	1,533	1,520	(0.8)%

Operating earnings (loss), before income taxes	76	194	65	42	125	64.5%	125	167	33.6%
Income taxes	(13)	(34)	(12)	(7)	(24)	(84.6)%	(21)	(31)	(47.6)%
Operating earnings (loss), before noncontrolling interest	63	160	53	35	101	60.3%	104	136	30.8%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$63	$160	$53	$35	$101	60.3%	$104	$136	30.8%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$213	$322	$317	$311	$349	63.8%	$213	$349	63.8%

Benefit ratio	72.5%	61.8%	71.1%	76.3%	65.9%		74.5%	71.1%

Gross written premiums (1)	$748	$754	$801	$778	$760	1.7%	$1,510	$1,538	1.9%

Annualized premiums	$67	$67	$84	$77	$67	0.4%	$136	$144	6.1%

Total in-force face amount (in billions USD) (2)	$422.4	$422.4	$423.2	$421.8	$420.6	(0.4)%	$422.4	$420.6	(0.4)%

Notes:
(1) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals. This resulted in a change for gross written premiums from $1,033 to $778.
(2) Total in-force face amount presented on a gross basis including ceded policies.

2Q 2022 Financial Supplement	22

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	6/30/2021	6/30/2022

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	10	7	7	6	4	31	10
Variable Universal Life	67	66	102	85	76	119	161
Term	4	3	4	4	3	9	7
Employee Benefits	19	18	20	21	16	39	37
Other (1)	—	1	—	—	—	—	—
Total	$100	$95	$133	$116	$99	$198	$215

Renewals by Product Line:
Universal Life	$204	$221	$198	$193	$185	$405	$377
Indexed Universal Life	75	79	80	80	76	151	157
Variable Universal Life (2)	238	224	250	249	239	494	488
Term	94	90	98	93	94	191	188
Employee Benefits	32	41	36	43	63	62	105
Other (1)	5	4	6	4	4	9	8
Total	648	659	668	662	661	1,312	1,323
Total Gross Premiums	$748	$754	$801	$778	$760	$1,510	$1,538

In-force Metrics
In-force Face Amount by Product (3) (in billions):
Universal Life (4)	$47.3	$46.7	$45.9	$44.9	$44.4	$47.3	$44.4
Indexed Universal Life	28.0	28.0	27.9	27.9	27.7	28.0	27.7
Variable Universal Life (5)	129.8	130.9	132.8	132.9	132.6	129.8	132.6
Term	216.0	215.6	215.4	214.9	214.7	216.0	214.7
Whole Life	1.3	1.2	1.2	1.2	1.2	1.3	1.2
Total	$422.4	$422.4	$423.2	$421.8	$420.6	$422.4	$420.6

In-force Policy Count by Product (3) (in thousands):
Universal Life (4)	140	138	136	134	132	140	132
Indexed Universal Life	64	64	65	65	65	64	65
Variable Universal Life (5)	290	291	293	293	293	290	293
Term	268	267	266	264	262	268	262
Whole Life	17	17	16	16	16	17	16
Total	779	777	776	772	768	779	768

Protection Solutions Reserves
General Account	$18,588	$18,584	$18,625	$18,432	$18,241	$18,588	$18,241
Separate Accounts	16,281	16,080	17,012	15,883	13,524	16,281	13,524
Total	$34,869	$34,664	$35,637	$34,315	$31,765	$34,869	$31,765

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals.
(3) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(4) Universal Life includes Guaranteed Universal Life.
(5) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

2Q 2022 Financial Supplement	23

Investments

2Q 2022 Financial Supplement	24

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2021		June 30, 2022
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$78,216	70.9%	$67,254	68.4%
Fixed maturities, at fair value using the fair value option	1,641	1.5%	1,562	1.6%
Mortgage loans on real estate	14,033	12.7%	14,480	14.7%
Policy loans	4,024	3.6%	4,020	4.1%
Other equity investments	2,975	2.7%	3,202	3.3%
Other invested assets	3,591	3.3%	2,160	2.2%
Subtotal investment assets	104,480	94.7%	92,678	94.3%
Trading securities	631	0.6%	538	0.5%
Total investments	105,111	95.3%	93,216	94.8%
Cash and cash equivalents	5,188	4.7%	5,109	5.2%
Total	$110,299	100.0%	$98,325	100.0%

General Account Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$12,954	17.9%	$13,851	18.9%
Manufacturing	12,212	16.8%	12,416	16.9%
Utilities	6,446	8.9%	6,935	9.4%
Services	8,191	11.3%	8,203	11.2%
Energy	3,854	5.3%	3,853	5.2%
Retail and wholesale	3,390	4.7%	3,496	4.8%
Transportation	2,181	3.0%	2,392	3.3%
Other	60	0.1%	85	0.1%
Total corporate securities	49,288	67.9%	51,231	69.8%
U.S. government and agency	13,056	18.0%	7,417	10.1%
Residential mortgage-backed (2)	90	0.1%	514	0.7%
Preferred stock	41	0.1%	41	0.1%
State & municipal	586	0.8%	684	0.9%
Foreign governments	1,124	1.5%	1,094	1.5%
Commercial mortgage-backed	2,427	3.3%	3,728	5.1%
Asset-backed securities	5,933	8.2%	8,735	11.9%
Total	$72,545	100.0%	$73,444	100.0%

General Account Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,653	61.6%	$44,403	60.5%
Baa (NAIC Designation 2)	25,141	34.7%	26,257	35.8%
Investment grade	69,794	96.2%	70,659	96.2%
Below investment grade (NAIC Designation 3 and 4)	2,751	3.8%	2,784	3.8%
Total	$72,545	100.0%	$73,444	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

2Q 2022 Financial Supplement	25

Consolidated Results of General Account Investment Portfolio

	For the Six Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	June 30, 2021		June 30, 2022		December 31, 2021
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	3.41%	$1,220	3.39%	$1,236	3.40%	$2,429
Ending assets		69,407		73,443		72,545
Mortgages:
Income (loss)	4.11%	273	3.85%	276	4.08%	547
Ending assets		13,384		14,480		14,033
Other Equity Investments (1):
Income (loss)	18.35%	220	10.52%	163	20.45%	534
Ending assets		2,588		3,462		2,901
Policy Loans:
Income	5.37%	110	5.49%	110	5.01%	203
Ending assets		4,048		4,020		4,024
Cash and Short-term Investments:
Income	(0.04)%	(1)	(0.34)%	(4)	(0.13)%	(2)
Ending assets		1,679		2,069		1,662
Funding Agreements:
Interest expense and other		(31)		(35)		(56)
Ending (liabilities)		(8,224)		(7,286)		(6,647)
Total invested Assets:
Income	4.22%	1,791	3.88%	1,746	4.28%	3,655
Ending assets		82,882		90,188		88,518
Short Duration Fixed Maturities:
Income (loss)	4.38%	74	3.58%	2	4.48%	78
Ending assets		546		137		142
Total Net Investment Income:
Investment income	4.23%	1,865	3.87%	1,748	4.28%	3,733
Less: investment fees (3)	(0.12)%	(54)	(0.14)%	(64)	(0.14)%	(118)
Investment income, net	4.10%	$1,811	3.73%	$1,684	4.15%	$3,615
General Account Ending Net Assets		$83,428		$90,325		$88,660
Operating Earnings adjustments:
Funding Agreements interest expense		31		35		56
AB and other non-General Account investment income		97		(32)		258
Operating Net investment income (loss)		$1,939		$1,687		$3,929
Notes:

(1) Includes, as of June 30, 2021, June 30, 2022 and December 31, 2021 $391 million, $369 million and $319 million of other invested assets.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Investment fees are inclusive of investment management fees paid to AB.

2Q 2022 Financial Supplement	26

Additional Information

2Q 2022 Financial Supplement	27

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	6/30/2021	6/30/2022

TOTAL
Beginning balance	$4,943	$4,838	$5,366	$5,491	$6,592	$4,243	$5,491
Capitalization of commissions, sales and issue expenses	220	214	255	209	220	406	429
Amortization	(106)	(64)	(136)	(181)	(160)	(193)	(341)
Change in unrealized investment gains and losses	(219)	378	6	1,073	889	382	1,962
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$4,838	$5,366	$5,491	$6,592	$7,541	$4,838	$7,541

Individual Retirement
Beginning balance	$3,390	$3,393	$3,486	$3,639	$3,957	$3,178	$3,639
Capitalization of commissions, sales and issue expenses	149	142	159	140	151	272	291
Amortization	(58)	(96)	(80)	(121)	(117)	(119)	(238)
Change in unrealized investment gains and losses	(88)	47	74	299	435	62	734
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$3,393	$3,486	$3,639	$3,957	$4,426	$3,393	$4,426

Group Retirement
Beginning balance	$705	$702	$757	$776	$866	$632	$776
Capitalization of commissions, sales and issue expenses	22	24	33	22	22	43	44
Amortization	(9)	23	(10)	(14)	(8)	(15)	(22)
Change in unrealized investment gains and losses	(16)	8	(4)	82	111	42	193
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$702	$757	$776	$866	$991	$702	$991

Protection Solutions
Beginning balance	$836	$732	$1,113	$1,066	$1,632	$418	$1,066
Capitalization of commissions, sales and issue expenses	49	48	63	48	47	91	95
Amortization	(34)	(4)	(30)	(35)	(28)	(61)	(63)
Change in unrealized investment gains and losses	(119)	337	(80)	553	251	284	804
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$732	$1,113	$1,066	$1,632	$1,902	$732	$1,902

Corporate and Other
Beginning balance	$12	$11	$10	$10	$137	$15	$10
Capitalization of commissions, sales and issue expenses	—	—	—	(1)	—	—	(1)
Amortization	(5)	13	(16)	(11)	(7)	2	(18)
Change in unrealized investment gains and losses	4	(14)	16	139	92	(6)	231
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$11	$10	$10	$137	$222	$11	$222

2Q 2022 Financial Supplement	28

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments, including extraordinary economic conditions or events such as COVID-19; (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product; and (iv) DAC amortization for the SCS variable annuity product arising from near-term fluctuations in index segment returns;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses associated with equity securities, certain legal accruals; and a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP operating earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP operating earnings.

2Q 2022 Financial Supplement	29

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE
We calculate Non-GAAP Operating ROE by dividing Non-GAAP operating earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred dividends by diluted common shares outstanding.

2Q 2022 Financial Supplement	30

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	6/30/2021	6/30/2022

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$123	$672	$254	$573	$1,728	$(1,365)	$2,301
Adjustments related to:
Variable annuity product features	1,193	172	513	(601)	(1,924)	3,460	(2,525)
Investment gains (losses), net	(420)	(164)	(100)	326	231	(603)	557
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	26	27	33	19	19	60	38
Other adjustments (1) (2) (3)	7	141	45	220	148	531	368
Income tax (expense) benefit related to above adjustments	(171)	(35)	(103)	8	321	(726)	329
Non-recurring tax items	—	5	7	3	3	1	6
Non-GAAP Operating Earnings	$758	$818	$649	$548	$526	$1,358	$1,074

Net income (loss) attributable to Holdings (4)	$0.29	$1.62	$0.63	$1.46	$4.54	$(3.18)	$5.96
Less: Preferred stock dividends	0.06	0.03	0.07	0.03	0.07	0.09	0.10
Net income (loss) available to Holdings' common shareholders	0.23	1.59	0.56	1.43	4.47	(3.27)	5.86
Adjustments related to:
Variable annuity product features	2.79	0.41	1.27	(1.53)	(5.06)	8.06	(6.54)
Investment gains (losses), net	(0.98)	(0.41)	(0.25)	0.83	0.61	(1.41)	1.44
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.06	0.07	0.08	0.05	0.05	0.14	0.10
Other adjustments (1) (2) (3)	0.01	0.35	0.11	0.55	0.39	1.24	0.95
Income tax (expense) benefit related to above adjustments	(0.40)	(0.08)	(0.25)	0.02	0.84	(1.69)	0.85
Non-recurring tax items	—	0.01	0.02	0.01	0.01	—	0.02
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders (4)	$1.71	$1.94	$1.54	$1.36	$1.31	$3.07	$2.68

Book Value per common share
Book Value per common share	$24.20	$25.00	$25.45	$16.64	$10.69	$24.20	$10.69
Less: Per share impact of AOCI	4.72	4.64	5.12	(4.65)	(14.72)	4.72	(14.72)
Book value per common share (ex. AOCI)	$19.48	$20.37	$20.33	$21.29	$25.41	$19.48	$25.41

Notes:
(1) Includes Separation Costs of $16 million and $37 million for the three months and six months ended June 30, 2021, respectively. Separation costs were completed during 2021. The impact per common share is $0.04 and $0.09 for the three months and six months ended June 30, 2021.
(2) Includes certain gross legal expenses related to the cost of insurance litigation of $107 million and $0 million, $166 million and $180 million for the three and six months ended June 30, 2022 and 2021, respectively. Includes policyholder benefit costs of $0 million and $75 million for the three and six months ended June 30, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. The legal accruals impact per common share is $0.28 and $0.00, $0.43 and $0.42 for the three and six months ended June 30, 2022 and 2021. No adjustments were made to prior period non-GAAP operating EPS as the impact was immaterial.
(3) Includes Non-GMxB related derivative hedge losses of ($38) million, ($100) million, ($40) million and $144 million for the three and six months ended June 30, 2022 and 2021, respectively. The impact per common share is ($0.10), ($0.23), ($0.09) and $0.34 for the three and six months ended June 30, 2022 and 2021, respectively.
(4) For periods with a net loss, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

2Q 2022 Financial Supplement	31

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$(3,382)	$(1,931)	$(439)	$1,622	$3,227
Adjustments related to:
Variable annuity product features	8,519	7,071	4,145	1,277	(1,840)
Investment (gains) losses	(1,174)	(1,321)	(867)	(358)	293
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	114	110	120	105	98
Other adjustments	713	788	717	413	554
Income tax (expense) benefits related to above adjustments	(1,718)	(1,396)	(864)	(301)	191
Non-recurring tax items	(398)	(397)	13	15	18
Non-GAAP Operating Earnings	$2,674	$2,924	$2,825	$2,773	$2,541

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$(3,382)	$(1,931)	$(439)	$1,622	$3,227
Less: Preferred stock	(69)	(72)	(79)	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$(3,451)	$(2,003)	$(518)	$1,542	$3,147
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,716	$8,816	$8,193	$8,140	$8,487

Return on Equity (ex. AOCI)	(35.5)%	(22.7)%	(6.3)%	18.9%	37.1%

Non-GAAP Operating Earnings	$2,674	$2,924	$2,825	$2,773	$2,541
Less: Preferred stock	(69)	(72)	(79)	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$2,605	$2,852	$2,746	$2,693	$2,461
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,716	$8,816	$8,193	$8,140	$8,487

Non-GAAP Operating Return on Equity (ex. AOCI)	26.8%	32.4%	33.5%	33.1%	29.0%

2Q 2022 Financial Supplement	32

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$17,300	$15,576	$10,693	$11,732	$11,680	$11,519	$7,954	$5,589
Less: Preferred Stock	1,269	1,269	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	16,031	14,307	9,131	10,170	10,118	9,957	6,392	4,027
Less: Accumulated other comprehensive income (loss)	4,188	3,863	740	1,983	1,876	2,004	(1,787)	(5,548)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$11,843	$10,444	$8,391	$8,187	$8,242	$7,953	$8,179	$9,575

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	17,059	17,589	15,267	13,825	12,420	11,406	10,721	9,186
Less: Preferred Stock	899	1,022	1,219	1,416	1,489	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	16,160	16,567	14,048	12,410	10,932	9,844	9,159	7,624
Less: Accumulated other comprehensive income (loss)	2,812	3,567	3,180	2,694	2,116	1,651	1,019	(864)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$13,348	$13,000	$10,868	$9,716	$8,816	$8,193	$8,140	$8,487

2Q 2022 Financial Supplement	33

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

2Q 2022 Financial Supplement	34

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Barclays		Tracy Benguigui			1 (212) 526-1561
Citi		Michael Ward			1 (212) 816-4269
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
Goldman Sachs		Alex Scott			1 (212) 902-9592
Jefferies		Suneet Kamath			1 (212) 778-8602
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
Truist Securities		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Jan '22	Jun '22	Jul '22

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A1
Equitable Financial Life Insurance Company of America			A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa1
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Işıl Müderrisoğlu	Thomas Lewis			Todd Williamson
(212) 314-2476	(212) 314-4638			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '21, Moody’s as of Jul '22.

2Q 2022 Financial Supplement	35